UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2006

FINANCIAL ASSET SECURITIES CORP..

(as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2006, providing for the issuance of Asset-Backed Certificates, Series 2006-A)
Financial Asset Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333- 130961	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Steamboat Road Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits.

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood llp, dated May 10, 2006, relating to Asset-Backed Certificates, Series 2006-A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 10, 2006

FINANCIAL ASSET SECURITIES CORP.

By:	/s/ Ara Balabanian
Name:	Ara Balabanian
Title:	Vice President

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood llp, dated May 10, 2006, relating to Asset-Backed Certificates, Series 2006-A.

EXHIBIT 5.1, 8.1, 23.1